Notes on the Consolidated Statements of Operations and Comprehensive Loss / Income	12 Months Ended
Dec. 31, 2018
Disclosure Of Income Statement [Abstract]
Notes on the Consolidated Statements of Operations and Comprehensive Loss / Income
Notes on the Consolidated Statements of Operations and Comprehensive Loss / Income

4.1 Operating segments

Basis for segmentation

The management board of Spark Networks is the Group’s chief operating decision maker (“CODM”).

In line with the management approach, the operating segments were identified on the basis of the Group's internal reporting. Internal reporting is the basis for the allocation of resources and the evaluation of the performance of the operating segments by the management board. On this basis, the Group’s business activity is segmented according to the countries it operates in.

The performance of the operating segments is measured on the basis of revenue and direct marketing costs only. Due to the Group’s integrated business structure, costs and expenses other than direct marketing expenses are not allocated to the individual reportable segments. As such, the Group does not measure operating profit or loss by segment for internal reporting purposes. Assets are not allocated to the different business segments for internal reporting purposes.

In particular, for internal management reporting purposes, the CODM reviews cash collections from customers and the related estimates of the resulting recognized revenue before deductions for the reversal of adjustments to revenue in connection with the amortization of the fair value adjustment of deferred income from the Spark Merger and Samadhi Acquisition. In addition, when making operating decisions and assessing performance, the CODM only reviews direct marketing costs excluding personnel-related and certain other expenses, which are being presented as direct marketing costs in the IFRS Consolidated Statements of Operations and Comprehensive Loss/Income.

Information about reportable segments

While the CODM receives separate information for each country, all countries other than the United States and Canada (together, "North America") have been aggregated into one reportable segment as the business model and long-term margin expectations are similar. This means that the Group reports the two reportable segments as North America and International.

Following the Affinitas / Spark Merger, internal management reporting was adjusted to reflect the new group composition. The segment report for 2016 was restated to reflect the current management approach.

Reconciliation of reportable segment profit or loss:

2018 in € thousands	North America	International	Total
Revenue	48,470	56,081	104,551
Direct marketing expenses	(27,862)	(32,026)	(59,888)
Contribution	20,608	24,055	44,663

Cost of revenue
Data center expenses			(3,311)
Credit card fees			(2,187)
Mobile application processing fees			(4,104)
Gross profit			35,061
Other income			240
Other operating expenses
Sales and marketing expenses			(4,938)
Customer service expenses			(4,626)
Technical operations and development expenses			(7,195)
General and administrative expenses			(19,540)
Operating (loss)/profit			(998)

Interest income and similar income			478
Interest expense and similar charges			(1,436)
Net finance expenses			(958)

(Loss)/income before taxes			(1,956)
Income tax benefit (expense)			(1,147)
(Loss)/income from continuing operations			(3,103)

Revenue realized over time	48,470	56,081	104,551

2017 in € thousands	North America	International	Total
Revenue	24,574	61,063	85,637
Direct marketing expenses	(17,980)	(35,489)	(53,469)
Contribution	6,594	25,574	32,168

Cost of revenue
Data center expenses			(1,964)
Credit card fees			(1,549)
Mobile application processing fees			(1,794)
Gross profit			26,861
Other income			54
Other operating expenses
Sales and marketing expenses			(5,540)
Customer service expenses			(3,971)
Technical operations and development expenses			(6,428)
General and administrative expenses			(16,091)
Operating (loss)/profit			(5,115)

Interest income and similar income			239
Interest expense and similar charges			(782)
Net finance expenses			(543)

Loss before taxes			(5,658)
Income tax benefit			84
Loss from continuing operations			(5,574)

Revenue realized over time	24,574	61,063	85,637

2016 in € thousands	North America	International	Total
Revenue	16,004	57,487	73,491
Direct marketing expenses	(15,059)	(33,311)	(48,370)
Contribution	945	24,176	25,121

Cost of revenue
Data center expenses			(726)
Credit card fees			(1,471)
Mobile application processing fees			(635)
Gross profit			22,289
Other income			126
Other operating expenses
Sales and marketing expenses			(3,919)
Customer service expenses			(2,791)
Technical operations and development expenses			(3,305)
General and administrative expenses			(9,727)
Operating (loss)/profit			2,673

Interest income and similar income			157
Interest expense and similar charges			(425)
Net finance expenses			(268)

Income before taxes			2,405
Income tax expense			(1,082)
Income from continuing operations			1,323

Revenue realized over time	16,004	57,487	73,491

Geographic information

The Group operates across the world generating revenue from different countries. It has allocated its total revenue to countries based on where the revenue is generated and has deemed countries as material and separately disclosed where they make up more than 10% of its revenue or non-current assets.

Revenue in € thousands	2018	2017	2016
United States	41,919	17,861	10,176
France	17,148	17,859	12,655
United Kingdom	9,210	8,803	7,153
Germany	3,106	3,764	5,326
Other countries	33,168	37,350	38,181
	104,551	85,637	73,491

Non-current assets in € thousands	2018	2017	2016
United States	25,816	25,814	—
France	2,266	6,459	8,329
Germany	7,034	4,733	1,790
Other countries	185	212	—
	35,301	37,218	10,119

Non-current assets exclude financial instruments and deferred tax assets.

Major customers

Given the nature of the business, there is no one single customer that is significant to the Group.

4.2 Discontinued operations

On December 29, 2016, the Group sold its interest in Top 10. Management committed to a plan to sell this operation in 2016, following a strategic decision to place greater focus on the Group’s key competencies.

During the year ended December 31, 2016, Affinitas supplied employees to Top 10 and Top 10 provided direct marketing services to Affinitas. All intra-group transactions and balances have been fully eliminated in the consolidated financial statements.

Results of discontinued operations

(in € thousands)	Note	2018	2017	2016
Revenue		—	—	3,667
Expenses		—	—	(5,168)
Results from operating activities		—	—	(1,501)
Income tax		—	—	488
Results from operating activities, net of tax		—	—	(1,013)
Gain on sale of discontinued operation		—	—	381
Profit (loss) from discontinued operations, net of tax		—	—	(632)
Earnings per share - discontinued operations
Basic loss per share (€)	4.15	—	—	(25.28)
Diluted loss per share (€)	4.15	—	—	(25.28)

Cash flows from discontinued operations

(in € thousands)	Note	2018	2017	2016
Net cash from operating activities		—	—	(635)
Net cash from investing activities		—	250	18
Net cash flows for the year		—	250	(617)

Effects of disposal on the consolidated balance sheet of the Group

(in € thousands)	Note	2016
Property, plant and equipment		(7)
Trade and other receivables		(402)
Cash and cash equivalents		(232)
Current trade and other payables		768
Provisions		4
Net assets and liabilities		131
Consideration received, satisfied in cash		250
Cash and cash equivalents disposed of		(232)
Net cash inflows		18

4.3 Seasonality of operations

The Group’s business underlies a certain degree of seasonality. Higher operating profits are usually expected in the second half of the year rather than in the first six months as there are usually higher marketing expenses in the first six months, while revenue is at a similar level in the first and second half of the year. This information is provided to allow for a better understanding of the results; however, management has concluded that this is not "highly seasonal" in accordance with IAS 34.

4.4 Revenue

For the years ended December 31, 2018, 2017 and 2016, revenue was as follows:

	Years Ended December 31,
in € thousands	2018	2017	2016
Subscription revenue	103,658	85,251	73,491
Advertising revenue	893	386	—
Total Revenue	104,551	85,637	73,491

The vast majority of Spark Networks’ revenue is derived from subscription fees. Only one separate performance obligation, the grant of a right to access the Group’s intellectual property during the contract period, arises from each contract. As such, revenue is initially deferred and is recognized using the straight-line method over the terms of the applicable subscription period, which primarily range from one to twelve months. For more information regarding Spark Networks' revenue recognition policy, refer to Note 3.2.

The increase in revenue from 2016 to 2018 was mainly due to the addition of Jdate, JSwipe and Christian Mingle following the Affinitas / Spark merger in November 2017. No revenue was realized during the year ended December 31, 2018 from performance obligations satisfied in prior periods.

For information regarding trade receivables and contract liabilities from contracts with customers, refer to Notes 5.3 and 5.15, respectively.

4.5 Cost of revenue

For the years ended December 31, 2018, 2017 and 2016, cost of revenue was as follows:

(in € thousands)	2018	2017	2016
Direct marketing expenses	59,888	53,469	48,370
Credit card fees	2,187	1,549	1,471
Data center expenses	3,311	1,964	726
Mobile application processing fees	4,104	1,794	635
Total cost of revenue	69,490	58,776	51,202

Cost of revenue consists primarily of direct marketing costs, data center expenses, credit card fees and mobile application processing fees. The increase in cost of revenue from 2016 to 2018 was primarily attributable to increases in direct marketing costs within the North America segment. Additionally, mobile application processing fees increased as a result of the addition of Jdate, JSwipe and Christian Mingle, which generates a higher proportion of revenue from the Apple App Store and the Google Play Store. Subscriptions sold through these app stores incur a commission equal to 30% of revenue. The increase in cost of revenue from 2017 to 2018 was also attributable to €12,839 thousand of direct marketing investment in SilverSingles in 2018 following its December 2017 launch.

4.6 Other income

For the years ended December 31, 2018, 2017 and 2016, other income was as follows:

(in € thousands)	2018	2017	2016
Repayments and reimbursements	—	—	74
Other income	240	54	52
Total other income	240	54	126

4.7 Sales and marketing expenses

For the years ended December 31, 2018, 2017 and 2016, the following table shows the types of expenses recorded as sales and marketing:

(in € thousands)	2018	2017	2016
Personnel	3,183	2,921	2,795
Depreciation and amortization	1,176	1,723	741
Other	480	705	260
Office expenses	99	191	123
Total sales and marketing expenses	4,938	5,540	3,919

Sales and marketing expenses consist primarily of salaries for Spark Networks’ sales and marketing personnel, expenses for market research, and amortization of sales related intangible assets. The decrease in sales and marketing expenses from 2017 to 2018 was primarily attributable to reductions in amortization expense, marketing research, and marketing TV production costs. The increase in sales and marketing expenses from 2016 to 2017 was primarily attributable to higher personnel expenses caused by hiring to grow the sales and marketing team and termination costs. The increase was also attributable to increased amortization expenses resulting from the amortization of acquired intangible assets resulting from the Affinitas / Spark Merger in November 2017.

4.8 Customer service expenses

For the years ended December 31, 2018, 2017 and 2016, the following table shows the types of expenses recorded as customer service:

(in € thousands)	2018	2017	2016
Personnel	2,459	2,153	1,651
Third party services	1,773	1,589	965
Office expenses	241	146	109
Depreciation and amortization	107	62	53
Other	46	21	13
Total customer service expenses	4,626	3,971	2,791

Customer service expenses consist primarily of personnel costs and third party service fees associated with Spark Networks’ customer service centers. The increase in customer service expenses from 2017 to 2018 was primarily attributable to increased customer support staffing to support the newly acquired Spark brands and the December 2017 launch of SilverSingles. In late 2016, Spark Networks reduced its overall customer service personnel and engaged external service providers to improve its reaction to peaks in customer service requests. The net increase in customer service expenses from 2016 to 2017 was due to €276 thousand of expense from Spark following the Affinitas / Spark Merger in November 2017, or 23.4% of the 2017 increase, in conjunction with the addition of resources to support higher customer claim volumes within the North America segment.

4.9 Technical operations and development expenses

For the years ended December 31, 2018, 2017 and 2016, the following table shows the types of expenses recorded as technical operations and development:

(in € thousands)	2018	2017	2016
Personnel	6,386	5,712	3,531
Depreciation and amortization	2,224	1,259	445
Data processing costs	832	1,364	353
Office expenses	252	166	114
Other	68	63	48
Capitalized development costs	(2,567)	(2,136)	(1,186)
Total technical operations and development expenses	7,195	6,428	3,305

Technical operations and development expenses consist primarily of the personnel and systems necessary to support Spark Networks’ corporate technology requirements as well as costs incurred in the development, enhancement and maintenance of Spark Networks’ new and existing technology platforms. Technical operations and development increased from 2017 to 2018 primarily due to an increase in amortization expense on internally generated intangible assets and an increase in personnel expenses to insure the transition of technological oversight of the Spark tools and systems from the United States based development team to the development team in Berlin. Further, expenses also increased as a result of higher average salaries in the department. Technical operations and development increased from 2016 to 2017 due to an increase in personnel expenses stemming from the hiring of senior team members and retention and severance payments made to Spark personnel as a result of the Affinitas / Spark Merger in November 2017, and an increase in amortization on intangible assets identified in the Samadhi acquisition. Total research and development expenses for 2018, 2017, and 2016 were €2,441 thousand, €1,301 thousand, €566 thousand, respectively. For details of intangible assets and property, plant and equipment, see Note 5.1 and Note 5.2, respectively.

4.10 General and administrative expenses

The following table shows the different types of expenses allocated to general and administrative expenses:

(in € thousands)	2018	2017	2016
Personnel costs	7,447	4,120	3,365
Legal, consulting, bookkeeping and auditing costs	3,600	6,084	479
Provisions for bad debts, write-offs, and uncollectible amounts	1,203	4,102	4,073
Goodwill impairment	3,324	—	—
Third party services	860	319	238
Licenses	798	24	12
Insurance	640	214	29
Office expenses	499	264	120
Recruiting costs	458	323	182
Travel costs	361	233	62
Other expenses	350	408	363
Acquisition related costs	—	—	162
Restructuring costs	—	—	642
Total general and administrative expenses	19,540	16,091	9,727

General and administrative expenses consist primarily of corporate personnel-related costs, professional fees, occupancy and other overhead costs. The increase in general and administrative expenses from 2017 to 2018 was due to Samadhi goodwill impairment and an increase in personnel expenses and related overhead, partially offset by a year over year decrease in legal and consulting costs that related to the Affinitas / Spark Merger in November 2017. The increases in general and administrative expenses from 2016 to 2017 was due to an increase in legal, consulting, bookkeeping and auditing costs, primarily due to consulting and transaction costs related to the Affinitas / Spark Merger and subsequent listing on the New York Stock Exchange in November 2017, and an increase in personnel expenses and related overhead resulting from the Affinitas / Spark Merger.

4.11 Net finance expenses

During the years ended December 31, 2018, 2017 and 2016, net finance expenses were as follows:

(in € thousands)	2018	2017	2016
Currency translation gains	257	213	157
Interest income and similar income	221	26	—
Interest expense for non-current liabilities	(426)	(516)	(129)
Currency translation losses	(645)	(266)	(296)
Other finance costs	(365)	—	—
Total net finance expenses	(958)	(543)	(268)

Net finance expenses consist primarily of interest income and expenses, foreign exchange gains and losses, and other related finance costs. The increases in net finance expenses from 2017 to 2018 was mainly due to the early termination fee of €307 thousand that was paid in March 2018 pursuant to the Termination Agreement and net foreign exchange losses of €388 thousand during 2018 compared to €53 thousand during 2017. The increase in net finance expense was partially offset by income of €220 thousand related to the repayment on a related party loan receivable in August 2018. Net finance expenses in 2018 include expense of €241 thousand from Spark related to net foreign exchange losses. The increases in net finance expenses from 2016 to 2017 was primarily due to higher interest expenses relating to a loan facility drawn in September 2016, offset by reduced net foreign exchange losses of €53 thousand in 2017 compared to €139 thousand in 2016.

4.12 Employee benefits

The following table shows the different types of employee benefits expenses:

(in € thousands)	2018	2017	2016
Wages and salaries	12,451	11,367	8,684
Social security contribution	2,329	2,016	1,763
Equity-settled share-based payments	4,091	1,166	991
Termination benefits	283	430	765
Other employee benefits	786	447	64
Total employee benefits expenses	19,940	15,426	12,267

Personnel expenses increased mainly due to the Affinitas / Spark Merger in 2017.

During the years ended December 31, 2018, 2017 and 2016, termination benefits of €283 thousand, €430 thousand, and €765 thousand, respectively, were expensed, of which €564 thousand, €1,238 thousand, and €123 thousand, respectively, were paid out in 2018, 2017 and 2016. Severance agreements with Spark employees were paid by Spark Networks following the close of the Affinitas / Spark Merger in 2017. Contributions to the defined contribution retirement funds presented as social security contributions amounted to €973 thousand, €845 thousand and €628 thousand for the years ended December 31, 2018, 2017 and 2016, respectively.

Employee benefits are allocated to costs and expenses as follows:

(in € thousands)	2018	2017	2016
Cost of sales	465	520	283
Sales and marketing expenses	3,183	2,921	2,795
Customer service expenses	2,459	2,153	1,651
Technical operations and development expenses	6,386	5,712	3,531
General and administrative expenses	7,447	4,120	4,007
Total employee benefits	19,940	15,426	12,267

4.13 Share-based payment arrangements

Share-based compensation expense reflected in the Company's consolidated financial statements consists of expense related to the Affinitas virtual employee share option plan (the “Affinitas VESOP”), the Spark 2007 Omnibus Incentive Plan (“Spark 2007 Plan”), the Spark Networks 2017 virtual stock option plan (the “Spark Networks 2017 VSOP”) and the Spark Networks 2018 virtual stock option plan (the “Spark Networks 2018 VSOP”). The Affinitas VESOP was independently established by Affinitas in 2013 and the Spark 2007 Plan was independently established by Spark in 2007, in each case prior to the Affinitas / Spark Merger. In connection with the Affinitas / Spark Merger, the Affinitas VESOP was terminated and replaced by the Spark Networks 2017 VSOP. The Spark Networks 2017 VSOP was subsequently replaced by the Spark Networks 2018 VSOP in 2018. Share-based compensation expense incurred in periods prior to the close of the Affinitas / Spark Merger resulted solely from share-based compensation granted by Affinitas.

Description of share-based payment arrangements operated by Affinitas prior to the Affinitas / Spark Merger

Options to acquire ordinary shares of Affinitas (“Options”) were granted in 2013 pursuant to the Affinitas VESOP with an exercise price of €1 and vest three years from the grant date. These equity-settled Options are exercisable after vesting.

Pursuant to the Affinitas VESOP, Options have been granted since 2015 on a discretionary basis to eligible and selected employees. Under the Affinitas VESOP, Affinitas had a choice of settlement, whereby the cash amount or equal value in shares to be received for a single vested Option shall equal the price or proceeds per common share in case of a change in control event (“Share Sale”) or an IPO (“a Liquidity Event”) minus the exercise price.

The Affinitas / Spark Merger was considered a Liquidity Event under the terms of the Affinitas VESOP. It was decided by the shareholders of Affinitas to settle all the Options outstanding at the merger date at a fixed valuation of €3,839 thousand, which was equivalent to a total equity value of €90 million for Affinitas. This equity value of Affinitas was determined based on the Spark share price and the exchange ratio that Affinitas and Spark agreed on in relation to the merger. As the settlement amount is based on the fair value of the underlying shares at the merger date, the valuation of the outstanding Options did not result in an incremental fair value being granted to the participants.

Subsequent to the Affinitas / Spark Merger, in 2017, Options to purchase 192 shares with a value of €78 thousand were settled in cash and a prepayment of €600 thousand was paid to selected participants. The remaining value of the outstanding Options, amounting to €3,161 thousand, was deferred and settled in cash in November 2018, subject to the participants being employed by the Group at the settlement date. These transactions were accounted for as the repurchase of equity interests.

Reconciliation of outstanding share Options

The movements in the number of Options outstanding and their related weighted average exercise prices (in €) are as follows:

	2018		2017		2016
	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price	Number of Options
Outstanding at January 1	€1,019	6,166	€1,014	5,454	€878	3,507
Granted during the year	€—	—	€1,091	932	€1,260	1,947
Forfeited during the year	€—	—	€1,091	(28)	€—	—
Settled during the year	€1,019	(6,166)	€1,228	(192)	€—	—
Outstanding at December 31	€—	—	€1,019	6,166	€1,014	5,454

In the table above, Options are presented as granted in the period that the service commencement and expense recognition started. As all of the outstanding Options were settled in cash in November 2018, no Options are outstanding or exercisable as of the reporting date.

Options outstanding at the end of the period have the following expiry dates and exercise prices (in €):

	2018		2017		2016
Expiry date	Exercise Price	Number of Options	Exercise Price	Number of Options	Exercise Price	Number of Options
Not defined (grant in 2013)	€—	—	€1	1,170	€1	1,170
September - October 2025	€—	—	€917	825	€917	880
September - October 2025	€—	—	€1,376	825	€1,376	880
September - October 2025	€—	—	€1,835	550	€1,835	577
January-July 2026	€—	—	€917	550	€917	550
January-July 2026	€—	—	€1,091	404	€1,091	487
May 2026	€—	—	€1,376	550	€1,376	550
May 2026	€—	—	€1,835	360	€1,835	360
January - April 2027	€—	—	€1,091	932	€—	—
Outstanding at December 31		—		6,166		5,454

Measurement of fair values

In determining the fair values of its unlisted shares as of each grant date, Affinitas employed a market multiple approach to estimate the total enterprise value. The value per share was subsequently derived by assuming two potential exit scenarios (i.e., Share Sale/M&A or IPO).

Based on the essential features of the Options granted and the essential parameters for measuring the fair value of the Options, the fair value of the options in the case of an M&A scenario and IPO scenario have been measured separately to determine the (weighted) fair value of the options. For the option fair value in the case of an M&A scenario, the fair value of the underlying instrument has been applied. For the option fair value in the case of an IPO scenario, the Black Scholes Option Pricing Model has been applied to determine the fair value of the options. The probability of a Share Sale and an IPO scenario have been assessed, and these probabilities have been applied to compute the probability weighted fair value per Option. The fair values and the inputs used in the measurement of the fair values of these equity-settled Options at the date of grant are summarized below:

	2018	2017	2016
Share price M&A Scenario (€)	—	551	291 - 380
Share price IPO Scenario (€)	—	1,489	1,289 - 1,381
Weighted average option exercise price (€)	—	1,091	1,260
Volatility	—%	37.2%	35.9% - 37.9%
Expected life	—	2.8 - 3.8 years	1.0 - 2.8 years
Dividend yield	—%	—%	—%
Risk-free rate	—%	(0.653)%	(0.743%) - (0.462%)
Weighted-average option fair value (€)	—	520	324
Fair value per Option (€)	—	481 - 572	271 - 383

Expected volatility was estimated by considering the historical average share price volatility of comparable companies. As the Options could only be exercised following a Share Sale or an IPO, applying an expected life based on the period from the grant date to the expected exit date was considered to be most appropriate for the Options granted during prior periods.

The vested Options could not be exercised until a Share Sale or an IPO, and this requirement was treated as a non-vesting condition. If the expected service period for the Options granted was shorter than the estimated period up to the exercise date, a discount to the fair value of the options was applied to allow for the non-transferability of the options in the period between the end of the service period and the estimated exercise date. For this purpose, the discount for lack of marketability (“DLOM”) was calculated as the cost of an “at-the-money” put option over the underlying share of the appropriate term using the Finnerty option model. The rationale is that the put option insures against the risk of not being able to exercise the option when the share price falls.

For the period ended December 31, 2018, the total share-based payment expense recognized for the equity-settled Options granted under the Affinitas VESOP prior to the merger amounted to €423 thousand (2017: €685 thousand).

Expense recognized in profit or loss

The fair value of the Options granted has been expensed on a straight-line basis over the estimated vesting period, based on management’s estimate of a future Share Sale/IPO date and the number of Options that will eventually vest. As a result of the graded-vesting features of the Options granted, each installment of the award is treated as a separate grant. This means that each installment is separately expensed over the related vesting period. As the Affinitas / Spark Merger was considered a Liquidity Event, all unvested Options as of the merger date vested in November 2018.

Estimated forfeitures are revised if the number of Options expected to vest differs from previous estimates. Differences between the estimated and actual forfeitures are accounted for in the period they occur.

Description of share-based payment arrangements operated by Spark Networks following the Affinitas / Spark Merger

During the year ended December 31, 2017, Spark Networks established the Spark Networks 2017 VSOP for selected executives and employees of Spark Networks and its subsidiaries, which entitles Spark Networks to a choice of settlement whereby the cash amount or equal value in ADSs to be received by the beneficiaries for a single vested option shall equal the market price per Spark Networks ADS minus the exercise price. Spark Networks' policy is to avoid cash payments to participants if possible, which means that settlement of the outstanding options is expected to be made in Spark Networks ADSs. Based on this stated policy, the arrangement is classified as equity-settled unless settlement in cash is most probable. During the year ended December 31, 2017, Spark Networks granted 908,608 virtual stock options to executives and employees, of which one-third of the Options vest on the first year anniversary of the grant and the remaining Options vest every three months thereafter such that all Options are vested within three years.

During the year ended December 31, 2018, Spark Networks replaced the Spark Networks 2017 VSOP by establishing the Spark Networks 2018 VSOP for selected executives and employees of Spark Networks and its subsidiaries if and to the extent that the plan participants under the Spark Networks 2017 VSOP have agreed to such replacement. Under the Spark Networks 2018 VSOP, Spark Networks granted participants a certain number of virtual stock options in exchange for options granted under the Spark Networks 2017 VSOP and/or a certain number of new virtual stock options, and can grant additional options in the future. During the year ended December 31, 2018, Spark Networks granted 513,026 virtual stock options to executives and employees. The Spark Networks 2017 VSOP Options which were exchanged for the Spark Networks 2018 VSOP Options vest over a period of three years from the grant date, whereby one-third of the Options vest on the first year anniversary of the grant and the remaining Options vest every six months thereafter. The new Spark Networks 2018 VSOP Options vest over a period of four years from the grant date, whereby one-fourth of the Options vest on the first year anniversary of the grant and the remaining Options vest every six months thereafter. The contractual life of the options is 85 months.

The Spark Networks 2018 VSOP entitles Spark Networks to a choice of settlement whereby the cash amount or equal value in shares to be received by the beneficiaries for a single vested option shall equal the market price per Spark Networks ADS minus the exercise price. Based on Spark Networks' policy, the Spark Networks 2018 VSOP is classified as equity-settled.

Options outstanding at the end of the period have the following expiry dates and weighted average exercise prices (in $):

	2018		2017
	Weighted Average Exercise Price	Number of Options	Exercise Price	Number of Options
Outstanding at January 1	$10.62	908,608	$—	—
Granted during the year	$14.47	513,026	$10.62	908,608
Forfeited during the year	$12.49	(128,564)	$—	—
Outstanding at December 31	$11.96	1,293,070	$10.62	908,608

	2018		2017
Expiry date	Weighted Average Exercise Price	Number of Options	Exercise Price	Number of Options
December 2024	$10.62	840,044	$10.62	908,608
April 2025	$14.63	433,026	$—	—
June 2025	$11.51	10,000	$—	—
January 2026	$9.38	10,000	$—	—
Outstanding at December 31	$11.96	1,293,070	$10.62	908,608
Exercisable at December 31	$10.62	297,474	$—	—

Measurement of fair values

The fair value of the employee share options has been measured using a binomial option-pricing model.

The fair values and the inputs used in the measurement of the fair values of these equity-settled Options at the date of grant and at the date of replacement of Spark Networks 2017 VSOP Options with Spark Networks 2018 VSOP Options are summarized below:

	2018	2017
Share price ($)	9.47 - 14.63	10.21
Exercise price ($)	9.38 - 14.63	10.62
Option life (months)	85	48.5
Volatility	36.4 - 38.2%	55.0%
Dividend yield	—%	—%
Risk-free rate	2.67 - 2.84%	1.98%
Fair value per Option ($)	4.82 - 7.38	3.87
Fair value per Option (€)	4.25 - 5.99	3.27

Expected volatility is estimated by considering historical average share price volatility of the company, including the historical share price volatility of Spark Networks, Inc.

Expense recognized in profit or loss

Since the Options are subject to a graded vesting schedule, the grant date fair value for each tranche (vesting period) is expensed separately over the related vesting period. The replacement of Spark Networks 2017 VSOP Options by Spark Networks 2018 VSOP Options resulted in an incremental fair value of €1,504 thousand, which is recognized as share-based payment expense over the remainder of the amended vesting period.

Estimated forfeitures are revised if the number of Options expected to vest differ from previous estimates, and any differences between the estimated and actual forfeitures are accounted for in the period they occur.

In 2018, the total share-based payment expense recognized for the equity-settled Options granted under the virtual stock option plans amounted to €3,610 thousand (2017: €313 thousand).

Description of share-based payment arrangements operated by Spark prior to the merger

Spark granted share-based payment awards under the 2007 Omnibus Incentive Plan (the “Spark 2007 Plan”), including incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted shares of common stock, restricted stock units, performance stock or unit awards, and other stock-based awards and cash-based incentive awards.

In connection with the Affinitas / Spark Merger, Spark established the Chardonnay Trust, with the purpose of holding such number of shares of Spark Networks SE ADSs as shall be necessary to satisfy the obligations under all unexercised Spark stock options awarded under the Spark 2007 Plan. Following the completion of the Affinitas / Spark Merger, Spark no longer has any rights to revoke or amend the Chardonnay Trust in a manner that is detrimental to Spark 2007 Plan participants.

In connection with the Affinitas / Spark Merger, each Spark stock option was converted into an award to acquire ADSs from the Chardonnay Trust, on the same terms and conditions as were applicable under the Spark stock option, and subject to adjustment based on the exchange ratio stipulated in the merger agreement. The shares underlying the ADSs held in the Chardonnay Trust are recognized as treasury stock within the Consolidated Statement of Shareholders' Equity. See Note 5.8 Shareholder's Equity for details on the movements in equity components.

Only nonqualified stock options were outstanding as of the merger date, which are vested and exercisable as of December 31, 2018.

Reconciliation of outstanding share options

The movements in the number of Spark options outstanding and their related weighted average exercise prices are as follows:

	2018
	Weighted Average Exercise Price	Number of Options
Outstanding at January 1	$16.88	163,270
Exercised during the year	$10.10	(55,975)
Expired during the year	$35.07	(42,245)
Outstanding at December 31	$10.91	65,050

	2017
	Weighted Average Exercise Price	Number of Options
Outstanding at November 3	$37.47	236,670
Expired during the year	$83.75	(72,900)
Forfeited during the year	$14.50	(500)
Outstanding at December 31	$16.88	163,270

In the tables above, all options were granted in the period prior to the merger. As of December 31, 2018, all of the outstanding options have vested (2017: 50,150 Options).

Options outstanding at the end of the period have the following expiry dates and exercise prices:

	2018		2017
Expiry date	Exercise Price	Number of Options	Exercise Price	Number of Options
March 2018	$—	—	$20.87	1,750
July 2018	$—	—	$10.10	24,735
November 2018	$—	—	$10.00	12,000
November 2018	$—	—	$53.70	20,000
November 2018	$—	—	$34.50	5,000
March 2023	$30.70	1,500	$30.70	3,750
August 2023	$14.50	5,000	$14.50	5,000
September 2023	$—	—	$18.60	250
March 2024	$10.00	2,400	$10.00	2,400
March 2024	$10.10	56,150	$10.10	88,385
Outstanding at December 31	$10.91	65,050	$16.88	163,270

Measurement of fair values

Spark calculates the fair value of stock-based compensation using the Black-Scholes option-pricing model. The determination of the fair value of stock-based awards at the grant date requires judgment in developing assumptions, which involve a number of variables. These variables include, but are not limited to, the expected stock price volatility over the term of the awards, the expected dividend yield and the expected stock option exercise behavior.

Spark’s computation of expected volatility is based on a combination of historical and market-based implied volatility. The volatility rate was derived by examining historical stock price behavior and assessing management’s expectations of stock price behavior during the term of the option. The term of the options was derived based on the “simplified method” calculation. The simplified method allows companies that do not have sufficient historical experience to provide a reasonable basis for an estimate to instead estimate the expected term of a "plain vanilla" option by averaging the time to vesting and the full term of the option. ("Plain vanilla" options are options with the following characteristics: (i) the options are granted at-the-money; (ii) exercisability is conditional only upon performing service through the vesting date; (iii) if an employee terminates service prior to vesting, the employee would forfeit the options; (iv) if an employee terminates service after vesting, the employee would have a limited time to exercise the options (typically less than 90 days); and (v) the options are nontransferable and non-hedgeable.)

Expense recognized in profit or loss

Compensation expense for Spark options is recognized over the requisite service period. As the Affinitas / Spark Merger was considered a change in control, all unvested Spark options vested by May 2018 to the extent outstanding at such time.

For the period ended December 31, 2018, the total share-based payment expense recognized for the equity-settled options granted under the plans operated by Spark prior to the merger amounted to €58 thousand (2017: €175 thousand).

4.14 Income Taxes

The major components of income taxes are broken down as follows:

	Years Ended December 31,
(in € thousands)	2018	2017	2016
Current income tax	(219)	(67)	(752)
Current income tax expenses (-) / income (+)	(155)	(57)	(752)
Adjustments for current income tax from prior periods	(64)	(10)	—
Deferred tax	(928)	151	(330)
Deferred taxes from the origination and reversal of temporary differences	(531)	(8)	211
Deferred taxes on tax losses carryforward	(397)	159	(541)
Total	(1,147)	84	(1,082)

Based on the consolidated income before taxes, the reconciliation of the effective tax expense is the following:

	Years Ended December 31,
(in € thousands)	2018	2017	2016
Income before tax from continuous operations	(1,956)	(5,658)	2,405
Tax rate of the Group in %	30%	32%	30%
Expected tax expense (-) / income (+)	590	1,811	(728)
Tax effect of:
Differences in applicable tax rate	229	(108)	50
Recognition of previously unrecognized tax losses	850	573	—
Current-year losses and for which no deferred tax is recognized	(1,997)	(2,009)	—
Share-based payment arrangements	(263)	(139)	(297)
Non-deductible expenses for tax purpose	4	(5)	—
Taxes from prior years	(604)	(10)	—
Tax rate changes	167	—	—
Trade tax additions and deductions	(53)	(29)	(9)
Sundry items	(70)	—	(98)
Effective tax expense	(1,147)	84	(1,082)

During the year ended December 31, 2017, the corporate income tax rate in the United Kingdom was reduced to 17% with effect from April 1, 2020. During the year ended December 31, 2016, corporate income tax rates in the United Kingdom were reduced from 20% to 19% with effect April 1, 2017 and 18% with effect from April 1, 2020. Additionally, the corporate income tax rate in the United States was reduced from 35% to 21% with effect from January 1, 2018. The Israeli corporate tax rate was reduced from 24% to 23% in 2018. The French corporate tax rate was reduced in 2018 from 33% to 28% up to the profit limit of €500 thousand, effective for the year ended December 31, 2018. Over this limit, the French corporate tax rate remains at 33% for 2018. These rates are reflected in the deferred tax calculations as appropriate. The impact of the change in tax rate has been recognized in tax expense in profit or loss, except to the extent that it relates to items previously recognized outside profit or loss.

At the balance sheet date, no assessable temporary difference exists associated with undistributed earnings of subsidiaries. The parent entity is able to control the timing of distributions from its subsidiaries and there are no profits expected to be distributed in the foreseeable future.

As of December 31, 2018 and 2017, the following deferred tax assets and liabilities were recognized:

	December 31,
(in € thousands)	2018	2017
Deferred tax assets (DTA)	9,404	9,907
Deferred tax liabilities (DTL)	1,132	725

A breakdown of deferred tax assets and liabilities is presented in the following table:

	2018		2017
(in € thousands)	DTA	DTL	DTA	DTL
Intangible assets	—	2,439	—	2,150
Property, plant and equipment	—	—	—	—
Financial assets	—	—	—	—
Receivables and other assets	202	—	125	—
Cash	73	—	61	—
Liabilities	17	19	2	—
Provisions	4	—	4	—
Deferred income	—	—	—	—
Other	—	—	—	—
Income tax credits	—	—	295	—
Tax losses carryforward	10,434	—	10,845	—
Total, gross	10,730	2,458	11,332	2,150
Set off of deferred tax	1,326	1,326	1,425	1,425
Total, net	9,404	1,132	9,907	725

The deferred tax liabilities on intangible assets as of December 31, 2018 and December 31, 2017 of €2,439 thousand and €2,150 thousand, respectively, are attributable to intangible assets acquired as part of the Samadhi Acquisition in 2016 and the Affinitas / Spark Merger in 2017, and the capitalization of internally generated software.

The deferred taxes recorded on cash and cash equivalents relate to differences in the treatment of unrealized foreign currency exchange effects that are not deductible for tax purposes.

In Germany, the Group has tax loss carryforwards for corporate taxes amounting to €42,175 thousand as of December 31, 2018 (December 31, 2017: €39,002 thousand) and €41,463 thousand for trade taxes (December 31, 2017: €38,629 thousand). Of these tax loss carryforwards, €14,841 thousand were unused.

In general, the net operating loss carry-forwards in Germany do not expire. They are subject to review and possible adjustment by the German tax authorities. Furthermore, under current German tax laws, certain substantial changes in the Group’s ownership and business may further limit the amount of net operating loss carry forwards, which could be utilized annually to offset future taxable income.

In March 2017, the Federal Constitutional Court released a court order to declare that forfeiture of tax losses due to certain substantial changes in a company’s ownership are unconstitutional.

The restrictions on the utilization of tax losses were mitigated through Economic Growth Acceleration Act (“Wachstumsbeschleunigungsgesetz”). According to the provisions of this act, unused tax losses of a corporation are preserved to the extent they are compensated by an excess of the fair value of equity for tax purposes above its carrying amount of the Group.

At December 31, 2018, Spark has gross net operating loss carry-forwards for U.S. income tax purposes of approximately €16,056 thousand (December 31, 2017: €22,733 thousand) and €14,660 thousand (December 31, 2017: €16,356 thousand) available to reduce future federal and state taxable income, respectively, which expire beginning in the years 2025 for federal purposes and in 2019 for state purposes. Under Section 382 of the U.S. Internal Revenue Code, the utilization of the net operating loss carry-forwards may be limited based on changes in the percentage ownership of the Group. Of these unused tax losses, there was no deferred tax asset recognized.

At December 31, 2018, Spark has U.S. federal income tax carry-forwards for income tax purposes of approximately €314 thousand (December 31, 2017: €295 thousand), which if not previously utilized, are allowable as refundable credits under the Tax Cuts and Job Act through 2022. However, the refundability of the credit will be determined through additional guidance to properly interpret the interaction between Internal Revenue Code Section 383 with the Tax Cuts and Jobs Act.

In addition, as of December 31, 2018, the Group had tax losses carryforward in France of €176 thousand (December 31, 2017: €1,084 thousand), for which deferred tax assets were recognized. There was also approximately €8,860 thousand in net operating loss carry-forwards for Israeli tax purposes at December 31, 2018 (December 31, 2017: €8,688 thousand), which do not expire, and for which no deferred tax asset was recognized.

Spark Networks capitalizes deferred tax assets on loss carry-forwards to the extent that it is probable that those can be used to reduce future taxable income. Following Spark Networks’ evaluation, deferred tax assets of €10,434 thousand and €10,845 thousand were capitalized as of December 31, 2018 and December 31, 2017, respectively.

No deferred taxes on the aggregate amount of temporary differences associated with investments in subsidiaries of €2,690 thousand as of December 31, 2018 (December 31, 2017: €0 thousand) were recognized.

4.15 Earnings per share

Basic earnings per share

The Group presents earnings per share data for its common shares. Earnings per share is calculated by dividing the net (loss) income of the period by the weighted average number of common shares outstanding during the period.

Dilutive net (loss) earnings per share includes any dilutive impact of stock options. For the years ended December 31, 2018, 2017, and 2016, all stock options outstanding during the period were excluded from the calculation of diluted net (loss) earnings per share because they would have been anti-dilutive.

	Years Ended December 31,
(in € thousands, except per share amounts)	2018	2017	2016
Net (loss)/income	€(3,103)	€(5,574)	€691
Weighted average shares outstanding - basic and diluted	1,296	230	25
Net (loss)/income per share - basic and diluted	€(2.39)	€(24.23)	€27.64